UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 16, 2005

                             JB OXFORD HOLDINGS INC.
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             (Exact name of registrant as specified in its charter)

                         Commission file number 0-16240

             UTAH                                               95-4099866
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(State or other jurisdiction of                              (I.R.S. Employer
Incorporation or organization)                             Identification No.)

15165 Ventura Boulevard Suite 330, Sherman Oaks, California            91403
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       (Address of principal executive offices)                      (Zip Code)

                                 (818) 907-6580
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results Of Operation And Financial Condition.

      On May 19, 2005, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing financial results for the first quarter of 2005.

Item 8.01 Other Events.

      On May 19, 2005, the Registrant issued a press release attached hereto as
Exhibit 99.1 announcing the adoption of a new business plan for its JB Oxford & Company subsidiary. The new business plan is for the purchase and sale of real estate for investment and/or development.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

            99.1 Press Release dated May 19, 2005 announcing change in business plan and results of operation and financial condition.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized. JB OXFORD HOLDINGS INC.



                                       By:     /s/ Michael J. Chiodo
                                           -------------------------------------
                                                 Michael J. Chiodo
                                            Principal Financial Officer

Dated:  May 19, 2005


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